SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 31, 2005
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                               CASH TECHNOLOGIES, INC.
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               (Exact name of Registrant as specified in charter)

       Delaware                   000-24569                     95-4558331
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(State or other jurisdiction     (Commission                  (IRS Employer
 of incorporation)                File Number)               Identification No.)


1434 West 11th Street   Los Angeles, California                        90015
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code     (213)745-2000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

      In our Form 10-QSB for the period ending August 31, 2005, we reported that we had received notice from the American Stock Exchange ("AMEX") which indicated that in order to meet the AMEX continued listing requirements set forth in
Section 1003(a)(iii) of the Company Guide, we would have to increase our shareholder's equity to $6,000,000 and that we would provide AMEX with a plan to meet this requirement. On October 31, 2005 we received a request from the AMEX to provide by November 30th, 2005 a plan to meet the stated $6,000,000 shareholder's equity requirement by February 28th, 2006. While we believe that our plan will enable us to meet this listing requirement, there can be no assurance that AMEX will accept the plan or that we will accomplish its targets. In the event that the plan we submit to AMEX is not accepted, if we fail to meet its objectives, or if we fail to meet future listing requirements, AMEX may initiate de-listing procedures.

      AMEX has also informed us that we were not in compliance with Section 1003(ii) of the Company Guide (having shareholders' equity of less than $4 million following losses from continuing operations in three out of its four most recent fiscal years), Section 921 of the Company Guide (failing to notify AMEX in writing of the appointment of a new director that we publicly announced in our October 18, 2005 press release, which notice has since been provided) and
Section 301 (issuing $600,000 of securities in an October 2005 private placement prior to applying for the listing of such securities and receiving notification from the AMEX that the securities had been approved for listing, which application has since been submitted).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CASH TECHNOLOGIES, INC.
                                             (Registrant)


                                             By: /s/ Edmund King
                                                 ---------------------------
                                                 Edmund King
                                                 Chief Financial Officer

Dated: November 9, 2005